                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 0-19600

                                   CORE, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 AMENDMENT NO. 1

The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (date of earliest event reported: March 17, 1998) as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereto duly authorized.

                                             CORE, INC.

Date: May 27, 1998                      By: /s/ William E. Nixon
                                            ----------------------------------
                                        William E. Nixon
                                        Chief Financial Officer, Treasurer
                                        and Executive Vice President (Duly
                                        authorized officer)

                                   CORE, INC.

Item 7 of the Current Report on Form 8-K (date of earliest event reported: March 17, 1998) of CORE, INC., a Massachusetts corporation, is hereby amended to read in its entirety as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Pages F-1 through F-6 contain the audited balance sheet of Transcend Case Management, Inc. as of December 31, 1997 and the related statements of operations, accumulated deficit and cash flows for the year then ended. Pages F-7 through F-8 contain the unaudited interim statements of operations, accumulated deficit and cash flows for the period from January 1, 1998 through March 16, 1998.

         (b)      Pro Forma Financial Information.

                  Pages F-9 through F-12 contain the unaudited pro forma combined condensed statements of operations for the twelve months ended December 31, 1997 and the three months ended March 31, 1998.

         (c)      Exhibits.


Exhibit
Number   Description
-------  -----------
10.1     Asset Purchase Agreement, dated March 17, 1998, by and among CORE,
         INC., TCM Services, Inc., Transcend Case Management, Inc. and Transcend
         Services, Inc. (excluding exhibits and schedules). Filed as exhibit 2.4 to Registrant's Annual Report on Form 10-K, filed April 1, 1998, and incorporated herein by reference.

10.2     Registration Rights Agreement, dated March 17, 1998, between CORE, INC.
         and Transcend Services, Inc. Filed as exhibit 10.22 to Registrant's
         Annual Report on Form 10-K, filed April 1, 1998, and incorporated herein by reference.

10.3     Asset Purchase Agreement dated June 14, 1997, by and among CORE, INC.,
         SSDC Corp., Social Security Disability Consultants Limited Partnership,
         Disability Services, Inc., DSI Medicare Consultants, Inc., R. Gary
         Dolenga and Phylis M. Dolenga, including Amendment No. 1 to Asset
         Purchase Agreement, dated June 25, 1997, and Exhibit A - Performance
         Criteria (excluding other Exhibits and Schedules). Filed as exhibit 2.1 to Registrant's Current Report on Form 8-K, filed July 15, 1997, and incorporated herein by reference.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Transcend Services, Inc.:

We have audited the accompanying balance sheet of TRANSCEND CASE MANAGEMENT, INC. (a Georgia corporation and a wholly owned subsidiary of Transcend Services, Inc.) as of December 31, 1997 and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transcend Case Management, Inc. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Atlanta, Georgia
February 16, 1998

                         TRANSCEND CASE MANAGEMENT, INC.

             (A Wholly Owned Subsidiary of Transcend Services, Inc.)

                                  BALANCE SHEET
                                DECEMBER 31, 1997


                                                      ASSETS

CURRENT ASSETS:
    Cash                                                                                             $     25,044
    Accounts receivable, net of allowance for doubtful accounts of approximately $24,000                  252,590
    Prepaid expenses                                                                                       17,564
                                                                                                     ------------
              Total current assets                                                                        295,198
                                                                                                     ------------

EQUIPMENT:
    Office furniture and equipment                                                                        678,659
    Less accumulated depreciation                                                                        (619,160)
                                                                                                     ------------
              Equipment, net                                                                               59,499
                                                                                                     ------------
DEPOSITS                                                                                                    1,385
                                                                                                     ------------
              Total assets                                                                            $   356,082
                                                                                                     ------------
                                                                                                     ------------


                                       LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
    Accounts payable                                                                                 $     65,160
    Accrued compensation and employee benefits                                                             44,389
    Other accrued liabilities                                                                             164,723
    Due to Parent (Note 2)                                                                              2,465,138
                                                                                                     ------------
              Total current liabilities                                                                 2,739,410
                                                                                                     ------------

COMMITMENTS AND CONTINGENCIES (Note 4)

SHAREHOLDER'S DEFICIT:

    Common stock, $1 par value, 100 shares authorized, issued, and outstanding as of
       December 31, 1997                                                                                      100
    Accumulated deficit                                                                                (2,383,428)
                                                                                                     ------------
              Total shareholder's deficit                                                              (2,383,328)
                                                                                                     ------------
              Total liabilities and shareholder's deficit                                             $   356,082
                                                                                                     ------------
                                                                                                     ------------


         The accompanying notes are an integral part of this balance sheet.

                         TRANSCEND CASE MANAGEMENT, INC.

             (A Wholly Owned Subsidiary of Transcend Services, Inc.)

                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                        FOR THE YEAR ENDED DECEMBER 31, 1997


REVENUES                                                                                          $    1,860,571

DIRECT COSTS                                                                                           1,661,951
                                                                                                  --------------
       Gross profit                                                                                      198,620
                                                                                                  --------------

EXPENSES:

    Selling and marketing                                                                                527,877
    General and administration                                                                           675,640
                                                                                                  --------------
                                                                                                       1,203,517
                                                                                                  --------------
NET LOSS                                                                                              (1,004,897)

ACCUMULATED DEFICIT AT DECEMBER 31, 1996                                                              (1,378,531)
                                                                                                  --------------
ACCUMULATED DEFICIT AT DECEMBER 31, 1997                                                             $(2,383,428)
                                                                                                  --------------
                                                                                                  --------------





         The accompanying notes are an integral part of this statement.

                         TRANSCEND CASE MANAGEMENT, INC.

             (A Wholly Owned Subsidiary of Transcend Services, Inc.)

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                                          $(1,004,897)
                                                                                                      -----------
    Adjustments to reconcile net loss to net cash used in operating activities:
       Depreciation expense                                                                               102,000
       Changes in assets and liabilities:
           Accounts receivable, net                                                                       222,942
           Prepaid expenses                                                                                30,412
           Accounts payable and accrued liabilities                                                        31,423
           Due to Parent                                                                                  599,103
                                                                                                      -----------
              Total adjustments                                                                           985,880
                                                                                                      -----------
              Net cash used in operating activities                                                       (19,017)

CASH FLOWS FROM INVESTING ACTIVITIES:

    Purchases of property and equipment                                                                    (6,066)
                                                                                                      -----------
NET DECREASE IN CASH                                                                                      (25,083)

CASH AT BEGINNING OF YEAR                                                                                  50,127
                                                                                                      -----------
CASH AT END OF YEAR                                                                                  $     25,044
                                                                                                      -----------
                                                                                                      -----------

         The accompanying notes are an integral part of this statement.

                         TRANSCEND CASE MANAGEMENT, INC.

             (A Wholly Owned Subsidiary of Transcend Services, Inc.)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997



  1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Nature of Business

      Transcend Case Management, Inc. (the "Company"), formerly Sullivan Health Management Services, Inc. is a Georgia corporation and a wholly owned subsidiary of Transcend Services, Inc. (the "Parent"). The Company is engaged in the business of managing workers' compensation cases.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the accompanying financial statements and disclosures. Actual results could differ from these estimates.

      Accounts Receivable

      An allowance for doubtful accounts has been established to provide for losses on uncollectible accounts based on management's estimates and historical collection experience. Bad debt expense was $6,300 for the year ended December 31, 1997.

      Revenue Recognition

      Revenue is recognized monthly as the work is performed based on a fixed fee per hour related to consultant's work on an individual case basis.

      Depreciation

      Depreciation is computed using the straight-line method over the estimated useful lives of the respective assets, which range from three to seven years.

      Income Taxes

      The Company is consolidated with its Parent for tax purposes. The Company's results of operations are included in the consolidated federal income tax return of the Parent.

      Deferred tax assets are settled with the Parent on a current basis. Therefore, no deferred tax assets or liabilities are recorded on the Company's balance sheet at December 31, 1997.

  2.  TRANSACTIONS WITH THE PARENT

      The Company utilizes certain Parent services, including, but not limited to, computer systems, accounting, payroll and related benefits, and disbursements and treasury.

      The amount shown as "Due to Parent" includes corporate allocations of overhead (based on revenues), certain other expenses, and cash funding of continuing operations.

  3.  BENEFIT PLANS

      The Parent sponsors a cash accumulation plan (the "401(k) Plan"). Employee participants can elect to voluntarily contribute amounts to the 401(k) Plan subject to certain minimum and maximum limitations. The Parent matches employee contributions on a discretionary basis as determined by the Parent's board of directors. Expenses related to the 401(k) Plan are recorded on the Parent's books.

  4.  COMMITMENTS AND CONTINGENCIES

      Lease Commitments

      The Company leases certain office facilities under noncancelable operating leases. Future minimum annual rental obligations under noncancelable leases as of December 31, 1997 are as follows:

                         1998                       $38,019
                         1999                        15,841
                         2000 and thereafter              0
                                                    -------
                                                    $53,860
                                                    -------
                                                    -------


      Rent expense was $94,240 for the year ended December 31, 1997.

  5.  SUBSEQUENT EVENTS

      On January 21, 1998, the Parent signed a letter of intent to sell the net assets of the Company to CORE, INC., a publicly traded national provider of managed disability and health care benefits management services. Under the terms of the agreement, the Parent will receive CORE stock with the value based on the future annual revenues from CORE's operation of the Company as of a date, the "Determination Date", to be determined at the Parent's discretion between April 1, 1999 and February 28, 2001.

                         TRANSCEND CASE MANAGEMENT, INC.

             (A Wholly Owned Subsidiary of Transcend Services, Inc.)

                        UNAUDITED STATEMENT OF OPERATIONS
                             AND ACCUMULATED DEFICIT

           FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH MARCH 16, 1998

REVENUES                                                                                          $      432,563

DIRECT COSTS                                                                                             221,646
                                                                                                  --------------
       Gross profit                                                                                      210,917
                                                                                                  --------------

EXPENSES:

    Selling and marketing                                                                                 73,776
    General and administration                                                                           101,556
                                                                                                  --------------
                                                                                                         175,332
                                                                                                  --------------
NET INCOME                                                                                                35,585

ACCUMULATED DEFICIT AT DECEMBER 31, 1997                                                              (2,383,428)
                                                                                                  --------------
ACCUMULATED DEFICIT AT MARCH 16, 1998                                                              $  (2,347,843)
                                                                                                  --------------
                                                                                                  --------------

                         TRANSCEND CASE MANAGEMENT, INC.

             (A Wholly Owned Subsidiary of Transcend Services, Inc.)

                      UNAUDITED STATEMENT OF CASH FLOWS

          FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH MARCH 16, 1998


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                                $  35,585
                                                                                            ----------
  Adjustments to reconcile net income to net cash used in operating activities:
  Depreciation expense                                                                          6,250
  Changes in assets and liabilities:
    Accounts receivable, net                                                                  (98,610)
    Prepaid expenses                                                                           (1,264)
    Accounts payable and accrued liabilities                                                  (40,792)
    Due to Parent                                                                              96,918
                                                                                            ----------
      Total adjustments                                                                       (37,498)
                                                                                            ----------
      Net cash used in operating activities                                                    (1,913)
                                                                                            ----------
NET DECREASE IN CASH                                                                           (1,913)

CASH AT BEGINNING OF PERIOD                                                                    25,044
                                                                                            ----------
CASH AT END OF PERIOD                                                                       $  23,131
                                                                                            ----------
                                                                                            ----------


              PRO FORMA COMBINED CONDENSED FINANCIAL DATA (UNAUDITED)

     On March 17, 1998, a wholly owned subsidiary of CORE, INC. (the "Company") acquired the assets of Transcend Case Management, Inc., a Georgia corporation ("TCM"), pursuant to an Asset Purchase Agreement (the "Purchase Agreement"). Pursuant to the Purchase Agreement, all of the assets of TCM were acquired in exchange for the assumption of certain liabilities and the issuance of shares of common stock of CORE, the number of which shall be equal to a valuation based upon future revenue performance of TCM. The purchase price is subject to certain adjustments as set forth in the Purchase Agreement. TCM is a provider of workers' compensation case management services. The acquisition has been accounted for as a purchase.

     On June 25, 1997, a wholly-owned subsidiary of the Company purchased certain assets and liabilities of Social Security Disability Consultants and Disability Services, Inc. (collectively, "SSDC") for an initial purchase price of $6,500,000 and additional performance related cash payments of up to $920,000. SSDC provides disability management services with two key areas of business: social security disability benefits advocacy and Medicare coordination of benefits. The acquisition has been accounted for as a purchase.

     The unaudited pro forma combined condensed financial data set forth below are based on the consolidated results of operations of the Company and SSDC as filed with the Securities and Exchange Commission and the results of operations of TCM included elsewhere herein. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 gives effect to the acquisitions of SSDC and TCM as if the transactions had occurred on January 1, 1997. The unaudited pro forma combined condensed financial data set forth below do not purport to represent what the Company's results of operations would have been had the transactions described above occurred on the date indicated, or to project the Company's results of operations for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

       Pro Forma Combined Condensed Statement of Operations (Unaudited)
                      For the year ended December 31, 1997


                                                                                                                       Pro Forma
                                                                                                 Acquisition             After
                                             CORE              SSDC             TCM              Adjustments          Acquisitions
                                             ----              ----             ---              -----------          ------------
Revenues                                $38,506,563         $3,392,938       $1,860,571          $(108,409) (1a)      $43,651,663
Cost of services                         23,330,004                           1,661,951          1,420,370  (1b)       26,303,916
                                                                                                  (108,409) (1a)
                                       ------------         ----------       ----------                               -----------
Gross profit                             15,176,559          3,392,938          198,620                                17,347,747

Operating expenses:
  Operating expenses                                         1,972,584                          (1,972,584) (1b)
  General and administrative             7,940,005                              675,640           (102,000) (1a)        8,950,808
                                                                                                   437,163  (1b)
  Sales and marketing                    2,482,561                              527,877             86,847  (1b)        3,097,285
  Depreciation and amortization          1,954,810                                                 102,000  (1a)        2,235,105
                                                                                                    23,795  (1b)
                                                                                                   162,500  (1c)
                                                                                                    (8,000) (1d)
                                       ------------         ----------       ----------                               -----------
  Total operating expense               12,377,376           1,972,584        1,203,517                                14,283,198
                                       ------------         ----------       ----------                               -----------
Income (loss) from operations            2,799,183           1,420,354       (1,004,897)                                3,064,549

Other income (expense):
  Interest and other income                589,853              70,455                            (150,000) (1e)          510,309
  Interest and other expense               (27,315)                                                 (4,410) (1b)          (31,725)
                                       ------------         ----------       ----------                               -----------
                                           562,538              70,455                                                    478,584
                                       ------------         ----------       ----------                               -----------
Income (loss) before income taxes
  and extraordinary item                 3,361,721           1,490,809       (1,004,897)                                3,543,133

Provision for income taxes                (610,000)                                               (216,000) (1f)         (643,000)
                                                                                                   183,000  (1g)
                                       ------------         ----------       ----------                               -----------
Income (loss) before extraordinary
  item                                   2,751,721           1,490,809       (1,004,897)                                2,900,133

Extraordinary item                                           1,348,650                            (245,000) (1f)        1,103,650
                                       ------------         ----------       ----------                               -----------

Net income (loss)                       $2,751,721          $2,839,459      $(1,004,897)                               $4,003,783
                                       ------------         ----------       ----------                               -----------
                                       ------------         ----------       ----------                               -----------
Earnings per common share:
Income before extraordinary item:
  Basic                                      $0.38                                                                          $0.40
                                      ----------------                                                                 -----------
                                      ----------------                                                                 -----------
  Diluted                                    $0.35                                                                          $0.37
                                      ----------------                                                                 -----------
                                      ----------------                                                                 -----------
Net income:
  Basic                                      $0.38                                                                          $0.55
                                      ----------------                                                                 -----------
                                      ----------------                                                                 -----------
  Diluted                                    $0.35                                                                          $0.51
                                      ----------------                                                                 -----------
                                      ----------------                                                                 -----------
Weighted average common
  shares and equivalents:
 Basic                                   7,246,000                                                                      7,246,000
                                      ----------------                                                                 -----------
                                      ----------------                                                                 -----------
 Diluted                                 7,934,000                                                                      7,934,000
                                      ----------------                                                                 -----------
                                      ----------------                                                                 -----------

           Pro Forma Combined Condensed Statement of Operations (Unaudited)
                    For the three months ended March 31, 1998


                                                                                                           Pro Forma
                                                                                      TCM                    After
                                                                                   Acquisition                TCM
                                           CORE                  TCM               Adjustments             Acquisition
                                           ----                  ---               -----------             ------------

Revenues                               $10,170,490           $432,563               $(25,474) (1a)         $10,577,579
Cost of services                         6,620,032            221,646                (25,474) (1a)           6,816,204
                                       ------------         ----------                                     -----------
Gross profit                             3,550,458            210,917                                        3,761,375

Operating expenses:
  General and administrative             2,231,087            101,556                 (6,250) (1a)           2,326,393
  Sales and marketing                      817,747             73,776                                          891,523
  Depreciation and amortization            515,845                                     6,250  (1a)             522,095
                                       ------------         ----------                                     -----------
Total operating expense                  3,564,679            175,332                                        3,740,011
                                       ------------         ----------                                     -----------
Income (loss) from operations              (14,221)            35,585                                           21,364

Other income (expense):
  Interest and otherincome                 150,137                                                             150,137
                                       ------------         ----------                                     -----------
                                           150,137                                                             150,137
                                       ------------         ----------                                     -----------
Income before income taxes                 135,916             35,585                                          171,501

Benefit for income taxes                    75,000                                                              75,000
                                       ------------         ----------                                     -----------
Net income                                $210,916            $35,585                                         $246,501
                                       ------------         ----------                                     -----------
                                       ------------         ----------                                     -----------
Net income:
  Basic                                      $0.03                                                               $0.03
                                        ---------------                                                 --------------
                                        ---------------                                                 --------------
  Diluted                                    $0.03                                                               $0.03
                                        ---------------                                                 --------------
                                        ---------------                                                 --------------
Weighted average common shares and
equivalents:

Basic                                    7,310,000                                                          7,310,000
                                        ---------------                                                 --------------
                                        ---------------                                                 --------------
Diluted                                  8,359,000                                                          8,359,000
                                        ---------------                                                 --------------
                                        ---------------                                                 --------------

     Notes to Pro Forma Combined Condensed Statements of Operations (Unaudited)


(1.)     The acquisition adjustments consist of the following and represent:

     (a.) The reclassifications of certain of TCM's expenses to be consistent with CORE's classifications. The reclassifications have no impact on income from operations. Expenses reclassified include depreciation expenses (included in TCM's general & administrative expenses) and billable travel costs (included in TCM's costs of services versus netted against revenues as with CORE's classifications).
     (b.) The reclassifications of certain of SSDC's expenses to be consistent with CORE's classifications. The reclassifications have no impact on income from operations. Expenses reclassified include salaries and benefits, equipment and facilities rent and result in the reclassification of SSDC's operating expenses to cost of services, general and administrative expenses, sales and marketing expenses, depreciation and amortization expenses and interest expenses.
     (c.) The pro forma amortization expense of goodwill purchased from SSDC, valued at $6,500,000, and amortized on a straight-line basis over 20 years.
     (d.) The decrease in depreciation for SSDC assets not acquired in the purchase.
     (e.) The reduction of investment income resulting from the use of short-term investments to finance the initial purchase price paid for the purchase of SSDC.
     (f.) The increase in income tax provision as a result of the income recognized by SSDC for the six month period ended June 24, 1997. The pro forma provision for income taxes has been computed assuming the Company's pro forma results of operations had been included in a consolidated federal income tax return.
     (g.) The decrease in income tax provision as a result of the loss recognized by TCM for the year ended December 31, 1997. The pro forma provision for income taxes has been computed assuming the Company's pro forma results of operations had been included in a consolidated federal income tax return.